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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 2003

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                              THE SHAW GROUP INC.

             (Exact name of registrant as specified in its charter)

       LOUISIANA                     1-12227                  72-1106167
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                        Identification Number)


           4171 ESSEN LANE
       BATON ROUGE, LOUISIANA                                   70809
(Address of principal executive offices                      (Zip Code)

       Registrant's telephone number, including area code: (225) 932-2500

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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Item 5.  OTHER EVENTS

On March 17, 2003, The Shaw Group Inc., a Louisiana corporation (the "Company"), entered into an amendment and restatement of its existing credit facility pursuant to a Third Amended and Restated Credit Agreement (the "Amended Credit Agreement") among the Company, as borrower; Credit Lyonnais New York Branch, as a lender, swing line lender, an issuer and agent; Credit Lyonnais Securities, as joint arranger and sole book runner; Credit Suisse First Boston, as joint arranger; Harris Trust and Savings Bank and BNP Paribas, as co-syndication agents; U.S. Bank National Association, as documentation agent; and the other lenders signatory thereto.

The Amended Credit Agreement provides for a $250,000,000 revolving credit facility, the entire amount of which is available to issue letters of credit. At any time on or before March 17, 2004, the Company may, subject to certain conditions and without the consent of the lenders under the Amended Credit Agreement, increase the total commitments under the Amended Credit Agreement up to a maximum of $300,000,000 by allowing one or more lenders to increase their respective commitments or by adding new lenders. The Amended Credit Facility expires and is repayable in full on March 17, 2006.

The Company's obligations under the Amended Credit Agreement are guaranteed by all of its existing material domestic subsidiaries (the "Guarantors"). All of the Company's future material domestic subsidiaries are also required to become Guarantors of the Company's obligations under the Amended Credit Facility. The Company's obligations under the Amended Credit Facility are secured by (i) a first perfected security interest in all accounts receivable, inventory, general intangibles, the proceeds and products thereof, and all other personal property (other than real estate, plants, parts and equipment) of the Company and the Guarantors, other than specified assets, (ii) a pledge of 100% of the equity interests of the Guarantors, (iii) a pledge of 66% of the equity interests of certain of the Company's foreign subsidiaries and (iv) a negative pledge of all other exiting and future unencumbered assets of the Company and the Guarantors, including real estate and certain personal property for which a perfected security interest cannot be obtained.

A copy of the Amended Credit Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On March 17, 2003, the Company issued a press release announcing that it had entered into the Amended Credit Facility, completed its private placement of $253,000,000 of its Senior Notes Due 2010 (the "Notes") and certain other information relating to its outstanding tender offer to repurchase up to $384,600,000 of its outstanding Liquid Yield Option(TM) Notes due 2021 (Zero Coupon - Senior) (the "LYONs"). A copy of this press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to buy the Notes. The Notes offered have not been registered under the Securities Act of 1933 or applicable state securities laws and may not
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be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information contained in this Current Report on Form 8-K, including the exhibits hereto, is also not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of an offer to sell securities, with respect to any LYONs. The offer to purchase LYONs may only be made pursuant to the terms of the Company's Offer to Purchase and the accompanying Letter of Transmittal.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Third Amended and Restated Credit Agreement dated March 17, 2003 among The Shaw Group Inc., as borrower; Credit Lyonnais New York Branch, as a lender, swing line lender, an issuer and agent; Credit Lyonnais Securities, as joint arranger and sole book runner; Credit Suisse First Boston, as joint arranger; Harris Trust and Savings Bank and BNP Paribas, as co-syndication agents; U.S. Bank National Association, as documentation agent; and the other lenders signatory thereto.

         99.2 Press Release of The Shaw Group Inc. dated March 17, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE SHAW GROUP INC.
                                    (Registrant)


Date: March 19, 2003                /s/ GARY P. GRAPHIA
                                    -----------------------------
                                    Gary P. Graphia
                                    Secretary and General Counsel



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                               INDEX TO EXHIBITS


Exhibit           Description
-------           -----------

99.1              Third Amended and Restated Credit Agreement dated March 17,
                  2003 among The Shaw Group Inc., as borrower; Credit Lyonnais
                  New York Branch, as a lender, swing line lender, an issuer and agent; Credit Lyonnais Securities, as joint arranger and sole book runner; Credit Suisse First Boston, as joint arranger;
                  Harris Trust and Savings Bank and BNP Paribas, as co-syndication agents; U.S. Bank National Association, as documentation agent; and the other lenders signatory thereto.

99.2              Press Release of The Shaw Group Inc. dated March 17, 2003.
